EXHIBIT 10.1
AGREEMENT AND AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
     This AGREEMENT AND AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of February 25, 2008 (the “Effective Date”) is among Holly Energy Partners — Operating, L.P. (the “Borrower”), the Guarantors (as defined below), the parties that are “Banks” under and as defined in the Credit Agreement referred to below (the “Existing Banks”), the parties that are New Banks (as defined below; and together with the Existing Banks, the “Banks” and individually, a “Bank”), Union Bank of California, N.A., as administrative agent for such Banks (in such capacity, the “Administrative Agent”) and as Sole Lead Arranger, Bank of America, N.A. as Syndication Agent, and Guaranty Bank as Documentation Agent.
RECITALS
     A. The Borrower, the Existing Banks, and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of August 27, 2007 (the “Credit Agreement”).
     B. In connection with such Credit Agreement, the undersigned Subsidiaries of the Borrower (the “Guarantors”) executed and delivered that certain Amended and Restated Guaranty Agreement dated as of August 27, 2007 (as the same may be further amended, modified or supplemented from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).
     C. The Borrower, Holly Energy Partners, L.P., a Delaware limited partnership (the “Limited Partner”), HEP Pipeline, L.L.C., a Delaware limited liability company (“HEP”), and HEP Woods Cross, L.L.C., a Delaware limited liability company (“HEP Woods Cross”), as buyer parties (collectively, the “Purchasers”) will enter into a Purchase and Sale Agreement dated on or about February 29, 2008 (the “Navajo/Woods Cross PSA”) with Holly Corporation, a Delaware corporation (“Parent”), Navajo Pipeline Co., L.P., a Delaware limited partnership (“Navajo Pipeline”), Navajo Refining Company, L.P., a Delaware limited partnership (“Navajo Refining”) and Woods Cross Refining Company, L.L.C., a Delaware limited liability company (“Woods Cross Refining”) as seller parties (collectively, the “Sellers”), pursuant to which the Limited Partner and/or certain of its Subsidiaries will acquire (the “Navajo/Woods Cross Acquisition”) certain pipelines and related assets (the “Navajo/Woods Cross Assets”).
     D. Pursuant to a Contribution Agreement dated on or about February 29, 2008 (the “Navajo/Woods Cross Contribution Agreement”) among the Borrower, the Limited Partner, HEP and HEP Woods Cross, as transferee parties, and Parent, Navajo Pipeline, Navajo Refining, and Woods Cross Refining as transferor parties, a portion of the Navajo/Woods Cross Assets will be contributed to and owned by HEP after the Navajo/Woods Cross Acquisition and the remaining portion of the Navajo/Woods Cross Assets will be contributed to and owned by HEP Woods Cross after the Navajo/Woods Cross Acquisition.
     E. To fund the Navajo/Woods Cross Acquisition, the Borrower has requested an increase in the aggregate Commitments under, and as defined in, the Credit Agreement.

     F. To effect the increase to the Commitments and subject to the terms set forth herein, certain Existing Banks have agreed to increase their respective Commitments and certain other financial institutions have agreed to enter into the Credit Agreement as Banks (such new banks being referred to herein as “New Banks”).
     G. The Borrower has also requested that the Existing Banks and the New Banks amend the Credit Agreement to make certain other changes to the Credit Agreement.
     THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I.
DEFINITIONS
     Section 1.01 Terms Defined Above. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
     Section 1.02 Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
     Section 1.03 Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
ARTICLE II.
NEW BANKS
     Section 2.01 New Banks Agreements. Each New Bank:
          (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to become a Bank under the Credit Agreement;

          (b) agrees that, from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Bank thereunder and, subject to its Commitment, shall have the obligations of a Bank thereunder;
          (c) represents and warrants that it is sophisticated with respect to decisions to enter into the Credit Agreement as a Bank and either it, or the person exercising discretion in making its decision to enter into the Credit Agreement, is experienced in making credit decisions as a lender in the type of transaction evidenced by the Credit Agreement;
          (d) represents and warrants that it has received a copy of the Credit Agreement and such other Credit Documents it has requested, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.06 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and the Credit Agreement;
          (e) represents and warrants that it has, independently and without reliance upon the Administrative Agent or any other Existing Bank or New Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to become a Bank under the Credit Agreement,
          (f) if it is not incorporated under the laws of the United States of America or a state thereof, has delivered or shall deliver simultaneously with the execution of this Agreement, any documentation required to be delivered by it as a Bank pursuant to the terms of the Credit Agreement, duly completed and executed by such New Bank;
          (g) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Existing Bank or New Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Bank; and
          (h) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Documents as are delegated to the Administrative Agent thereby, together with such powers and discretion as are reasonably incidental thereto.
ARTICLE III.
AMENDMENTS
     Section 3.01 Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall hereby be amended as follows:
          (a) The reference to “$100,000,000” on the cover page to the Credit Agreement is hereby replaced with a reference to “$300,000,000.”

          (b) The following definitions found in Section 1.01 (Certain Defined Terms) of the Credit Agreement are hereby amended to read in their entirety as follows:
“Bank” means a party to this Agreement that (a) became a party hereto as a lender on the date hereof, (b) is identified as new lender entering into this Agreement under and as provided in Amendment No. 1, or (c) is an Eligible Assignee that became a party hereto pursuant to Sections 2.14, 2.15 or 9.06.
          (c) The following new definitions are added to Section 1.01 (Certain Defined Terms) of the Credit Agreement to appear therein in alphabetical order:
“Amendment No. 1” means the Agreement and Amendment No. 1 to Amended and Restated Credit Agreement dated as of February 25, 2008 among the Borrower, the Banks and the other parties thereto which amends this Agreement.
“Navajo/Woods Cross Acquisition” means the “Navajo/Woods Cross Acquisition” as defined in Amendment No. 1
“Navajo/Woods Cross Assets” means the “Navajo/Woods Cross Assets” as defined in Amendment No. 1.
“Navajo/Woods Cross Contribution Agreement” means the “Navajo/Woods Cross Contribution Agreement” as defined in Amendment No. 1.
“Navajo/Woods Cross Effective Date” means the date notified by the Administrative Agent to the Banks which shall be the date on or prior to which all of the conditions precedent that are listed on Schedule 3.03 to this Agreement have been satisfied (or will be satisfied contemporaneously with the consummation of the Navajo/Woods Cross Acquisition) or waived.
“Navajo/Woods Cross PSA” means the “Navajo/Woods Cross PSA” as defined in Amendment No. 1.
          (d) Section 2.01 (Making the Advances) of the Credit Agreement is hereby amended by replacing clause (a) thereof in its entirety with the following:
(a) Advances. Each Bank having a Commitment severally agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Borrower from time to time on any Business Day during the period from the date of this Agreement until the Revolver Termination Date in an aggregate outstanding amount up to but not to exceed at any time outstanding its Commitment, as such amount may be reduced pursuant to Section 2.03, 7.02, and 7.03 or increased pursuant to Section 2.14 or pursuant to Amendment No. 1; provided, however that (i) the aggregate outstanding principal amount of all Advances plus the aggregate Letter of Credit Exposure shall not at any time exceed the aggregate Commitments, and (ii) prior to the Navajo/Woods Cross Effective Date, the aggregate outstanding principal amount of all Advances plus the aggregate Letter of Credit Exposure shall not exceed $150,000,000.

          (e) Section 2.02(c) (Certain Limitations) of the Credit Agreement is hereby amended by replacing sub-clause (i) thereof in its entirety with the following:
(i) at no time shall there be more than twelve (12) Interest Periods applicable to outstanding Eurodollar Rate Advances and the Borrower may not select Eurodollar Rate Advances for any Borrowing at any time that an Event of Default has occurred and is continuing;
          (f) Section 2.06 (Fees) of the Credit Agreement is hereby amended by replacing clauses (a) and (b) thereof in their entirety with the following:
(a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank:
(i) prior to the Navajo/Woods Cross Effective Date, a commitment fee on the daily amount by which such Bank’s Pro Rata Share of $150,000,000 exceeds such Bank’s outstanding Advances plus its Pro Rata Share of the aggregate Letter of Credit Exposure, at a rate equal to the Applicable Margin for commitment fees from the date of this Agreement until the Revolver Termination Date; and
(ii) on and after the Navajo/Woods Cross Effective Date, a commitment fee on the daily amount by which such Bank’s Commitment exceeds such Bank’s outstanding Advances plus its Pro Rata Share of the aggregate Letter of Credit Exposure, at a rate equal to the Applicable Margin for commitment fees from the date of this Agreement until the Revolver Termination Date.
All commitment fees required hereunder shall be due and payable quarterly in arrears on the last day of each March, June, September and December commencing on September 30, 2007 and continuing thereafter through the Revolver Termination Date and on the Revolver Termination Date.
(b) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent for the benefit of the Administrative Agent the fees described in (i) the letter dated August 27, 2007 from the Administrative Agent to the Borrower, and (ii) the letter dated February 25, 2008 from the Administrative Agent to the Borrower (such letters being collectively, the “Administrative Agent’s Fee Letter”).
          (g) Section 2.14 (Commitment Increase) of the Credit Agreement is hereby amended by replacing the reference to “$200,000,000” found in clause (a) therein with a reference to “$370,000,000.”
          (h) Article III (Conditions of Lending) of the Credit Agreement is hereby amended by adding a new Section to the end thereof as follows:
     Section 3.03 Conditions Precedent to Borrowings Above $150,000,000. Notwithstanding anything herein to the contrary, the obligation of each Bank to make an Advance on the occasion of any Borrowing (and of an Issuing Bank to issue, increase, or extend any Letter of Credit) that would result in the sum of the aggregate outstanding Advances hereunder plus the aggregate Letter of Credit Exposure exceeding $150,000,000, shall be subject to the further conditions precedent that on or prior to the date of such Borrowing (or the date of such issuance, increase, or extension of such Letter of Credit) each of the conditions precedent set forth on Schedule 3.03 shall have been satisfied or waived in writing by all of the Banks.
          (i) Schedule 1.01 (a) — Commitments and Schedule 1.01(b) — Notice Addresses and Applicable Lending Offices which are attached to the Credit Agreement are hereby replaced in their entirety with the corresponding Schedule 1.01(a) and Schedule 1.01(b) that are attached hereto.
          (j) The Credit Agreement is further amended by adding the Schedule 3.03 attached to this Agreement as a new Schedule 3.03 to the end thereof.
ARTICLE IV.
AGREEMENTS
     Section 4.01 Commitments. Each Existing Bank and each New Bank hereby acknowledges and confirms that, as of the date hereof and after giving effect to this Agreement its respective Commitment is as set forth next to its name on Schedule 1.01(a) attached hereto.
     Section 4.02 Breakage Costs. If, as a result of increase in the aggregate Commitments effected hereby, including the introduction of the New Banks under the Credit Agreement, any Existing Bank incurs any losses, out-of-pocket costs or expenses as a result of any payment of Eurodollar Rate Advances prior to the last day of the Interest Period applicable thereto (whether by the Borrower or as a result of the reallocation of the outstandings of the Eurodollar Rate Advances under the Credit Agreement due to the changes in the Existing Banks’ Pro Rata Share resulting from the non-pro rata increases in the Commitments and the introduction of New Banks into the Credit Agreement) and such Existing Bank makes a request for compensation, the Borrower shall, within 10 days of any written demand sent by such Existing Bank to the Borrower through the Administrative Agent, pay to the Administrative Agent for the account of such Existing Bank any amounts required to compensate such Existing Bank for such losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or reallocation, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Existing Bank to fund or maintain such Advances.
     Section 4.03 Upfront Fees. On the Effective Date, the Borrower shall pay to the Administrative Agent (a) for each Existing Bank, an upfront fee equal to .20% of the increase in its Commitment which is effected hereby, and (b) for each New Bank, an upfront fee equal to .20% of its Commitment after giving effect to this Agreement. Such fee shall be non-refundable and deemed to be fully earned when paid.
     Section 4.04 Pro Forma EBITDA Adjustments. The Existing Banks and the New Banks hereby acknowledge that the pro forma adjustments to EBITDA under the Credit Agreement that would result from the Navajo/Woods Cross Acquisition may exceed 30%.

Based on the pro forma calculations of EBITDA previously delivered to the Administrative Agent, such pro forma calculations resulting from the Navajo/Woods Cross Acquisition are acceptable to the Administrative Agent and otherwise comply with the terms of the Credit Agreement (it being agreed that to the extent such calculations differ in any material respect (as determined solely by the Administrative Agent in its reasonable discretion) with the pro forma adjustments to EBITDA which the Borrower includes in its Compliance Certificate delivered under the Credit Agreement, such differing calculations must be reasonably acceptable to the Administrative Agent in accordance with the definition of “EBITDA” set forth in the Credit Agreement.
ARTICLE V.
REPRESENTATIONS AND WARRANTIES
     Section 5.01 Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery, performance of this Agreement by the Borrower or the validity and enforceability of this Agreement against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower’s obligations under the Credit Documents.
     Section 5.02 Guarantors’ Representations and Warranties. Each Guarantor represents and warrants that: (a) the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate or other organizational power and authority of such Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Agreement by such Guarantor or the validity and enforceability of this Agreement against such Guarantor; (f) it has no defenses to the enforcement of its Guaranty (other than the indefeasible payment in full of the Obligations); and (g) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor’s obligations under the Credit Documents.
ARTICLE VI.
CONDITIONS
     The consent provided herein shall become effective and enforceable against the parties hereto, and the Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the “Effective Date”):
     Section 6.01 Documents. The Administrative Agent shall have received each of the following:
          (a) this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Existing Banks and the New Banks;
          (b) a fee letter from the Administrative Agent to the Borrower and dated the date hereof;
          (c) new Notes for the Existing Banks which increase their Commitments under this Agreement and the New Banks, in each case, in the amount of their respective Commitments after giving effect to this Agreement;
          (d) favorable opinions of the Borrower’s and the Guarantors’ counsel dated as of the date of this Agreement in form and substance satisfactory to the Administrative Agent and covering such matters as the Administrative Agent may reasonably request;
          (e) a secretary’s or a Responsible Officer’s certificate for the Borrower dated the date hereof and certifying (i) copies of the resolutions of the board of directors of the General Partner authorizing this Amendment and the increase in the aggregate Commitments effected hereby, (ii) the Borrower Partnership Agreement and the other organizational documents of the Borrower, (iii) the General Partner’s Certificate of Organization and Regulations, (iv) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the new Notes delivered in connection herewith, and the other Credit Documents delivered in connection herewith, and (v) the names and true signatures of the officers of the General Partner authorized to sign this Agreement, the new Notes, and the other Credit Documents to which the Borrower is a party;
          (f) a secretary’s or a Responsible Officer’s certificate for each Guarantor dated the date hereof and covering the matters set forth in clause (h) above as to such Guarantor; and
          (g) certificates of good standing and existence for the Borrower and each Guarantor in each state in which each such Person is organized, which certificate shall be dated a date not sooner than 30 days prior to Effective Date.

     Section 6.02 No Default. No Default shall have occurred which is continuing as of the Effective Date.
     Section 6.03 Representations. The representations and warranties in this Agreement shall be true and correct in all material respects as of the Effective Date.
     Section 6.04 Fees. The Borrower shall have paid or reimbursed the Administrative Agent for (a) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement and the increases in the aggregate Commitments effected hereby, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent’s outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment not less than one Business Day prior to the Effective Date, (b) all fees required to be paid under the fee letter referenced in Section 6.01(b) above, and (c) all upfront fees required to be paid under Section 4.03 above.
ARTICLE VII.
MISCELLANEOUS
     Section 7.01 Effect on Credit Documents; Acknowledgments.
          (a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.
          (b) The Administrative Agent, the Issuing Banks, the Existing Banks and the New Banks hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank, any Existing Bank or any New Bank with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, any Issuing Bank, any Existing Bank or any New Bank to collect the full amounts owing to them under the Credit Documents.
          (c) Each of the Borrower, the Guarantors, Administrative Agent, Issuing Banks, the Existing Banks and the New Banks does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Agreement.
          (d) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Agreement.
          (e) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations,

warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
     Section 7.02 Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Guarantor is a party).
     Section 7.03 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.
     Section 7.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
     Section 7.05 Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
     Section 7.06 Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.
     Section 7.07 Additional Agents. Neither the Syndication Agent nor the Documentation Agent referred herein shall have any duties, obligations or liabilities in their respective capacities as agents. The Sole Lead Arranger shall have no duties, obligations or liabilities in its capacity as such under this Agreement or under any other Credit Document but shall be entitled to the indemnities provided for it in the Credit Documents.
     Section 7.08 Patriot Act. Each Existing Bank, New Bank and the Administrative Agent (for itself and not on behalf of any other Person) hereby notifies the Borrower and the Guarantors that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower and the Guarantors, which information includes the names and addressed of the Borrower and the Guarantors and other information that will allow such Existing Bank, New Bank or the Administrative Agent, as applicable, to identify the Borrower and the Guarantors in accordance with the Act.
     Section 7.09 Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE

OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

     EXECUTED effective as of the date first above written.

BORROWER:

HOLLY ENERGY PARTNERS — OPERATING, L.P.,
a Delaware limited partnership

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer
Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

GUARANTORS:

HEP PIPELINE GP, L.L.C., a Delaware
     limited liability company

HEP REFINING GP, L.L.C., a Delaware
     limited liability company

HEP MOUNTAIN HOME, L.L.C., a Delaware
     limited liability company

HEP PIPELINE, L.L.C., a Delaware
     limited liability company

HEP REFINING, L.L.C., a Delaware
     limited liability company

HEP WOODS CROSS, L.L.C., a Delaware
     limited liability company

Each by: Holly Energy Partners — Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited
liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware
limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware
limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its
General Partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

HOLLY ENERGY FINANCE CORP., a Delaware corporation
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

HEP NAVAJO SOUTHERN, L.P., a Delaware limited partnership

HEP PIPELINE ASSETS, LIMITED PARTNERSHIP, a Delaware limited partnership

HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited partnership

Each by: HEP Pipeline GP, L.L.C., a Delaware limited
liability company and its General Partner

By: Holly Energy Partners — Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited
liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware
limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware
limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a
Delaware limited liability company, its
General Partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware
limited liability company, its General Partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

HEP REFINING ASSETS, L.P., a Delaware limited partnership

By: HEP Refining GP, L.L.C., a Delaware limited liability company and its General Partner

By: Holly Energy Partners — Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

HEP LOGISTICS GP, L.L.C., a Delaware limited liability company

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Managing Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer
Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT: UNION BANK OF CALIFORNIA, N.A., as Administrative Agent and Sole Lead Arranger
By:	/s/ Sean Murphy
Sean Murphy, Senior Vice President

EXISTING BANKS: UNION BANK OF CALIFORNIA, N.A., as an Existing Bank
By:	/s/ Sean Murphy
Sean Murphy, Senior Vice President

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as an Existing Bank and as Syndication Agent
By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Senior Vice President

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

GUARANTY BANK, as an Existing Bank and as Documentation Agent
By:	/s/ Jim R. Hamilton
	Name:	Jim R. Hamilton
	Title:	Senior Vice President

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

FORTIS CAPITAL CORP., as an Existing Bank
By:	/s/ Darrel Holey
	Name:	Darrel Holey
	Title:	Managing Director

By:	/s/ Farhan Iqbal
	Name:	Farhan Iqbal
	Title:	Vice President

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Existing Bank
By:	/s/ Dustin Hansen
	Name:	Dustin Hansen
	Title:	Vice President

By:	/s/ Matt Coleman
	Name:	Matt Coleman
	Title:	Portfolio Manager
Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as an Existing Bank
By:	/s/ Tyler Fauerbach
	Name:	Tyler Fauerbach
	Title:	Vice President
Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

NEW BANKS: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a New Bank
By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Timothy M. Laczkowski
Timothy M. Laczkowski
Vice President

PRUCO LIFE INSURANCE COMPANY, as a New Bank
By:	/s/ Timothy M. Laczkowski
Timothy M. Laczkowski
Vice President

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

COMPASS BANK, as a New Bank
By:	/s/ Murray E. Brasseux
	Name:	Murray E. Brasseux
	Title:	Executive Vice President

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

BANK OF SCOTLAND plc, as a New Bank
By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

CAPITAL ONE, N.A., as a New Bank
By:	/s/ Stan G. Weiser Jr.
	Name:	Stan G. Weiser Jr.
	Title:	Vice President

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

COMERICA BANK, as a New Bank
By:	/s/ Gerald R. Finney, Jr.
	Name:	Gerald R. Finney, Jr.
	Title:	Vice President

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

NATIXIS, as a New Bank
By:	/s/ Daniel Payer
	Name:	Daniel Payer
	Title:	Director

By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a New Bank
By:	/s/ Robert Rease
	Name:	Robert Rease
	Title:	Vice President

Signature page to Agreement and Amendment No. 1 to Amended and Restated Credit Agreement

SCHEDULE 1.01(a)
COMMITMENTS

Bank	Commitment

Union Bank of California, N.A.	$40,000,000
Bank of America, N.A.	$25,000,000
Guaranty Bank	$20,000,000
Fortis Capital Corp.	$30,000,000
Wells Fargo Bank, National Association	$30,000,000
U.S. Bank National Association	$30,000,000
Compass Bank	$22,500,000
Prudential Retirement Insurance and Annuity Company	$17,450,000
Pruco Life Insurance Company	$5,050,000
Bank of Scotland plc	$20,000,000
Capital One, N.A.	$15,000,000
Comerica Bank	$15,000,000
Natixis	$15,000,000
PNC Bank, National Association	$15,000,000
Total:	$300,000,000
Schedule 1.01(a)

SCHEDULE 1.01(b)
NOTICE ADDRESSES AND APPLICABLE LENDING OFFICES

Borrower:	Office:
Holly Energy Partners — Operating, L.P.	Address for Notices:
100 Crescent Court, Suite 1600
Dallas, TX 75201-6927

Telecopier Number: (214) 237-3051
Attention: Stephen D. Wise

Administrative Agent:	Applicable Lending Offices:
Union Bank of California, N.A.	Address for Notices:
445 South Figueroa Street, 15th Floor
Los Angeles, California 90071

Telecopier Number: 213-236-6823
Attention: Don Smith

Banks:	Applicable Lending Offices:
Union Bank of California, N.A.	U.S. Domestic Lending Office:
445 South Figueroa Street, 15th Floor
Los Angeles, California 90071

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 213-236-6823
Attention: Don Smith

Bank of America, N.A.	U.S. Domestic Lending Office:
901 Main St.
Dallas, TX 75202-3714

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (214) 290-9644
Attention: Taelitha Harris
Schedule 1.01(b)

Guaranty Bank	U.S. Domestic Lending Office:
1100 NE Loop 410, Suite 700
San Antonio, TX 78209

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (210) 930-1783
Attention: Jim Hamilton

Fortis Capital Corp.	U.S. Domestic Lending Office:
15455 North Dallas Parkway, Suite 1400
Addison, TX 75001

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (214) 754-5982
Attention: Casey Lowary

Wells Fargo Bank, National Association	U.S. Domestic Lending Office:
1445 Ross Avenue #2360
MAC: T5303-233
Dallas, TX 75202

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (303) 863-2729
Attention: Tanya Ivie

U.S. Bank National Association	U.S. Domestic Lending Office:
950 17th Street DN-CO-T8E
Denver, CO 80202

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
555 SW Oak, PDORP7LS
Portland, OR 97208

Telecopier Number: (503) 973-6900
Attention: Tony Wong
Schedule 1.01(b)

Prudential Retirement Insurance and Annuity Company	U.S. Domestic Lending Office:
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (800) 224-2278
Attention: Tracey Schwarmann and Syeda Kaptan

Pruco Life Insurance Company	U.S. Domestic Lending Office:
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (800) 224-2278
Attention: Tracey Schwarmann and Syeda Kaptan

Compass Bank	U.S. Domestic Lending Office:
24 Greenway Plaza, Suite 1400A
Houston, Texas 77046

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 713-968-8292
Attention: Greg Determann

Bank of Scotland plc	U.S. Domestic Lending Office:
565 Fifth Avenue
New York, New York 10017

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
1021 Main Street, Suite 1370
Houston, Texas 77002

Telecopier Number: 713-651-9714
Attention: Val Gibbs / Jarrod Stallings
Schedule 1.01(b)

Capital One, N.A.	U.S. Domestic Lending Office:
313 Carondelet St., 10th Floor
New Orleans, Louisiana 70112

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 504-533-5594
Attention: Nancy Moragas / Hope Ignelzi

Comerica Bank	U.S. Domestic Lending Office:
4100 Spring Valley Rd. Suite 400
Dallas, Texas 75244

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 972-361-2550
Attention: Gerald R. Finney, Jr.

Natixis	U.S. Domestic Lending Office:
333 Clay Street, Suite 4340
Houston, Texas 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 713-571-6167
Attention: Daniel Payer

PNC Bank, National Association	U.S. Domestic Lending Office:
Two Tower Center Blvd. 8th Floor
East Brunswick, New Jersey 08816

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 732-220-3268
Attention: Gurdatt Jagnanan
Schedule 1.01(b)

Schedule 3.03
Navajo/Woods Cross Conditions Precedent
     (I) Documents. The Administrative Agent shall have received each of the following (or evidence that, contemporaneously with the consummation of the Navajo/Woods Cross Acquisition, the Administrative Agent shall receive the following):
          (a) a fully executed copy, certified by the Limited Partner, of the Navajo/Woods Cross Contribution Agreement and the Navajo/Woods Cross PSA, together with all of their respective exhibits, schedules, and amendments thereto and any material bills of sale, material assignments, and other material documents or agreements executed in connection with the Navajo/Woods Cross Acquisition;
          (b) new Mortgages or supplements to existing Mortgages by HEP Pipeline, L.L.C., a Delaware limited liability company (“HEP”), and HEP Woods Cross, L.L.C., a Delaware limited liability company (“Woods Cross”) in form and substance substantially similar to the Mortgages previously approved by the Administrative Agent (with such revisions thereto necessary to address issues particular to the jurisdictions in which such new Mortgages will be filed) and in favor of the Administrative Agent for the benefit of the Secured Parties covering all real property assets included in the applicable Navajo/Woods Cross Assets to the extent required under Section 5.11 of the Credit Agreement;
          (c) copies of the subordinated mortgages executed in favor of the Parent by any of the purchasers under the Navajo/Woods Cross PSA and encumbering the Navajo/Woods Cross Assets in form and substance substantially similar to the subordinated mortgages previously approved by the Administrative Agent and subordination, non-disturbance and attornment agreements executed by the Parent and such applicable purchasers covering such mortgages and in form and substance substantially similar to the Subordination, Non-Disturbance and Attornment Agreement dated as of July 8, 2005 executed by the Administrative Agent and the Parent;
          (d) legal opinions of Parr Waddoups Brown Gee & Loveless as Utah local counsel, of Scheuer, Yost & Patterson as New Mexico local counsel and of Vinson & Elkins LLP as Texas counsel (or such other Utah and/or New Mexico local counsel reasonably acceptable to the Administrative Agent) in each case, with respect to the Mortgages described in the preceding clause (b) in form and substance reasonably satisfactory to the Administrative Agent, and including, without limitation, opinions regarding the enforceability of such Mortgages and the validity and perfection of the Liens created thereby; and
          (e) a certificate dated as of the Navajo/Woods Cross Effective Date from a Responsible Officer and containing therein a representation and warranty that (i) Navajo/Woods Cross Acquisition complies with Section 6.04 of this Agreement, (ii) the conditions in this Schedule 3.03 have been satisfied or waived by all of the Banks, (iii) the Borrower has provided to the Administrative Agent, true, correct, and complete copies of all Material Contracts which affect the Navajo/Woods Cross Assets and which are in effect as of the Navajo/Woods Cross Effective Date, (iv) the assets which are being acquired under the Navajo/Woods Cross PSA are substantially the same assets as those listed in Schedule 8.03 of the draft of the Navajo/Woods Cross PSA provided by the Borrower to the Administrative Agent for its due diligence review
Schedule 3.03

performed on or prior to February 25, 2008, and (iv) since February 25, 2008, no event, circumstance, action, or other condition has occurred or exists which could reasonably be expected to (A) result in a Material Adverse Effect or (B) result in a material adverse affect on the Navajo/Woods Cross Assets.
     II. Fees. The Borrower shall have paid or reimbursed the Administrative Agent for all of its reasonable out-of-pocket costs and expenses for which the Borrower has received an invoice not less than one Business Day prior to the Navajo/Woods Cross Effective Date and which are payable pursuant to Section 9.04(a) of this Agreement.
     III. Acquisition. The Administrative Agent shall have received evidence reasonably satisfactory to it that all actions and consents necessary to consummate the Navajo/Woods Cross Acquisition (other than the payment of the purchase price) shall have been received or taken in accordance with all Legal Requirements, all applicable material third party agreements, and in accordance with the terms of the Navajo/Woods Cross PSA, without amendment or waiver of any material provision thereof from the form of the Navajo/Woods Cross PSA provided to and reviewed by the Administrative Agent on or prior to February 25, 2008 other than any amendment or waiver that could not reasonably be expected to result in an adverse consequence or otherwise have an adverse affect on the Borrower, any Guarantor, the Administrative Agent, the Issuing Bank, or any Bank.
Schedule 3.03